UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): SEPTEMBER 17, 2007

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380

(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)	(Zip Code)

212-317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 17, 2007, American Mortgage Acceptance Company (the “Registrant”) and Centerline Holding Company (“Centerline”), the parent of the Registrant’s external advisor, Centerline/AMAC Manager Inc., entered into a First Amended and Restated Loan Agreement, dated September 17, 2007, between Centerline, as lender, and the Registrant, as borrower, (the “Amended and Restated Loan Agreement”).  The Amended and Restated Loan Agreement clarifies certain terms in the Third Amendment to the parties’ prior loan agreement which was previously filed in a Current Report on Form 8-K on June 29, 2007.

The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such Agreement.

Item 9.01.Financial Statements and Exhibits

(a).           Financial Statements

Not Applicable.

(b).           Pro Forma Financial Information

Not Applicable.
(c).           Exhibits

     Exhibit 10.1         First Amended and Restated Loan Agreement, dated September 17, 2007, between Centerline Holding Company and American Mortgage Acceptance Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

By:	/s/ Robert L. Levy____
Robert L. Levy
Chief Financial Officer

September 19, 2007